                                                                       FORM 10-Q


                                                                    Exhibit 32.1

                       CERTIFICATION FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Encore Wire Corporation (the "Company") on Form 10-Q for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vincent A. Rego, Chairman and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: November 5, 2003


                                                      /s/ VINCENT A. REGO
                                                --------------------------------
                                                        Vincent A. Rego
                                                   Chairman of the Board and
                                                    Chief Executive Officer


                                                                              25